Rule 497(d)
                                                              File No. 333-90148

   Supplement dated January 27, 2005 to the Prospectus dated December 20, 2004


               Claymore Securities Defined Portfolios, Series 126

             Investment Grade Corporate Defined Portfolio, Series 3

Note 4 of the Notes to Financial Statements is hereby deleted and replaced with the following:

4.   OTHER INFORMATION

COST TO INVESTORS

The cost to original investors of Units of the Trust was based on the aggregate offering price of the Securities on the date of an investor's purchase, plus or minus a pro rata share of cash or overdraft in the Principal Account, and daily accrued interest, plus a sales charge of 4.90% of the Public Offering Price (equivalent to 5.152% of the net amount invested). The Public Offering Price for secondary market transactions is based on the aggregate bid prices of the Securities plus or minus a pro rata share of cash or overdraft in the Principal Account, and daily accrued interest on the date of an investor's purchase, plus a sales charge of 5.50% of the Public Offering Price (equivalent to 5.820% of the net amount invested).

DISTRIBUTIONS

Distributions of net investment income to Unitholders are declared and paid monthly. Income distributions per Unit on a record date basis is $70.02 and $60.41 for the periods ended May 31, 2004 and 2003, respectively. In addition, distribution of principal related to the sale or call of securities is $52.17 per Unit for the year ended May 31, 2004.